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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated April 14, 1998 relating to the financial statements of Intellicall Operator Services, Inc. (Predecessor), which appears in such Prospectus.

PRICE WATERHOUSE LLP
Dallas, Texas
May 1, 1998